                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

 STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

  UNITED STATES CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(B)(2) []

                                 SouthTrust Bank
               ---------------------------------------------------
               (Exact name of trustee as specified in its charter)


             State of Alabama                                 63-0022787
-----------------------------------------              ---------------------
  (Jurisdiction of incorporation or                      (I.R.S. Employer
organization if not a U.S. national bank)              Identification Number)

        110 Office Park Drive, Birmingham, AL                  35223
        -------------------------------------                 --------
      (Address of principal executive offices)               (Zip Code)

                                       N/A
--------------------------------------------------------------------------------
           (Name, address and telephone number of agent for services)

                             BellSouth Corporation
--------------------------------------------------------------------------------
               (Exact name of obligor as specified in its charter)


       State of Georgia                                  58-1533433
  ----------------------------                -------------------------------
  (State or other jurisdiction                (I.R.S. Employer Identification
of incorporation or organization)                           No.)


 1155 Peachtree Street NE, Atlanta, GA                   30309-3610
 -------------------------------------                   ----------
(Address of principal executive offices)                 (Zip Code)


              Debt Securities under Indenture dated August 15, 2001
              -----------------------------------------------------
                       (Title of the indenture securities)

ITEM 1. GENERAL INFORMATION.

Furnish the following information as to the trustee-

         a. Name and address of each examining or supervising authority to which it is subject. See Attached

         b.       Whether it is authorized to exercise corporate trust powers.
                  Yes

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation. None

Instructions.

         1. The term "affiliate" is defined in Rule 0-2 of the General Rules and Regulations under the Act. Attention is also directed to Rule 7a-26.

         2. Include the name of each such affiliate and the names of all intermediary affiliates, if any. Indicate the respective percentage of voting securities or other bases of control giving rise to the affiliation.

ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

Furnish the following information as to each class of voting securities of the trustee: As of 10/17/2001 (Insert date within 31 days).

                    Col. A                            Col. B
                Title of Class                  Amount Outstanding
                Class A Common                      342,184,000

Instruction. The term "voting security" is defined in Section 303(16) of the Act.

ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.                   NONE

If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

         a. Title of the securities outstanding under each such other indenture.

         b. A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of
                  Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR
UNDERWRITERS.                                         N/A

If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

Instructions.

         1. Notwithstanding General Instruction F, the term "underwriter" as used in this item does not refer to any person who is not currently engaged in the business of underwriting.

         2. The terms "employee," "appointee," and "representative," as used in this item, do not include connections in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity or connections in the capacity of trustee, whether under an indenture or otherwise.

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.
                                               N/A

Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner, and executive officer of the obligor: As of _________(Insert date within 31 days).

Instructions.

         1. Names of persons who do not own beneficially any of the securities specified may be omitted.

         2. No information need be given in any case where the amount of voting securities of the trustee, owned beneficially by the obligor and its directors, partners, and executive officers, taken as a group, does not exceed 1 percent of the outstanding voting securities of the trustee.

Col. A     Col. B     Col. C            Col. D
==============================================================================
Name of    Title of   Amount Owned      Percentage of Voting Securities
Owner      Class      Beneficially      Represented by Amount Given in Col. C
==============================================================================
Data       data       data              Data

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.                                                     N/A

Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter:

As of _________(Insert date within 31 days).

Instructions.

         1.       Instruction 1 to Item 6 shall be applicable to this item.

         2. The name of each director, partner, or executive officer required to be given in Column A shall be set forth under the name of the underwriter of which he is a director, partner, or executive officer.

         3. No information need be given in any case where the amount of voting securities of the trustee owned beneficially by an underwriter and its directors, partners, and executive officers, taken as a group, does not exceed 1 percent of the outstanding voting securities of the trustee.

Col. A     Col. B     Col. C            Col. D
==============================================================================
Name of    Title of   Amount Owned      Percentage of Voting Securities
Owner      Class      Beneficially      Represented by Amount Given in Col. C
==============================================================================
Data       data       data              Data

ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.         N/A

Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:

As of _______(Insert date within 31 days).

Instructions.

1. As used in this item, the term "securities" includes only such securities as are generally known as corporate securities, but shall not include any note other evidence of indebtedness issued to evidence an obligation to repay monies lent to a person by one or more banks, trust companies, or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness.

2. For the purposes of this item the trustee shall not be deemed the owner or holder of (a) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default, or (b) any security which it holds as collateral security under the indenture to be qualified, irrespective of any default thereunder, or (c) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

3. No information need be furnished under this item as to holdings by the trustee of securities already issued under the indenture to be qualified or securities issued under any other indenture under which the trustee is also trustee.

4. No information need be given with respect to any class of securities where the amount of securities of the class which the trustee owns beneficially or holds as collateral security for obligations in default does not exceed 1 percent of the outstanding securities of the class.

Col. A     Col. B                       Col. C                                      Col. D
===============================================================================================================
Title of   Whether the Securities are   Amount Owned Beneficially or Held as        Percentage of Class
Class      Voting or Nonvoting          Collateral Security for Obligations in      Represented by Amount Given
           Securities                   Default                                     In Col. C
===============================================================================================================
Data       data                         data                                        Data

ITEM 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.        N/A

If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:

As of _________(Insert date within 31 days).


Col. A            Col. B            Col. C                                            Col. D
=================================================================================================================
Title of Issuer                     Amount Owned Beneficially or Held as              Percentage of Class
and Title of      Amount            Collateral security for obligations in Default    Represented by Amount Given
Class             outstanding       by Trustee                                        in Col. C
=================================================================================================================
Data              data              data                                              Data

Instruction. Instructions 1, 2, and 4 to Item 8 shall be applicable to this item.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN
AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.                          N/A

If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee
(1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

As of _______(Insert date within 31 days).


Col. A            Col. B            Col. C                                            Col. D
=================================================================================================================
Title of Issuer                     Amount Owned Beneficially or Held as              Percentage of Class
and Title of      Amount            Collateral security for obligations in Default    Represented by Amount Given
Class             outstanding       by Trustee                                        in Col. C
=================================================================================================================
Data              data              data                                              Data

Instruction. Instructions 1, 2 and 4 to Item 8 shall be applicable to this item.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON
OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.     N/A

If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee:

As of ________(Insert date within 31 days).

Col. A                     Col. B            Col. C                                       Col. D
=========================================================================================================================
Title of Issuer and        Amount            Amount Owned Beneficially or Held as         Percentage of Class Represented
Title of Class             outstanding       Collateral in Default by Trustee             by Amount Given in Col. C
=========================================================================================================================
Data                       data              Data                                         data

Instruction. Instructions 1, 2 and 4 to Item 8 shall be applicable to this item.

ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE. N/A

Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

As of ________(Insert date within 31 days).


Col. A                     Col. B                     Col. C
==============================================================
Nature of indebtedness     Amount outstanding         Date Due
==============================================================
data                       Data                       data

Instructions

         1.       No information need be provided as to:

                  a. the ownership of securities issued under any indenture, or any security or securities having a maturity of more than one year at the time of acquisition by the indenture trustee;

                  b. disbursements made in the ordinary course of business in the capacity of trustee of an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                  c. indebtedness created as a result of services rendered or premises rented; or indebtedness created as a result of goods or securities sold in a cash transaction;

                  d. the ownership of stock or of other securities of a corporation organized under Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of an obligor upon the indenture securities; or

                  e. the ownership of any drafts, bills of exchange, acceptances, or obligations which fall within the classification of self-liquidating paper.

         2. Information should be given as to the general type of indebtedness, such as lines of credit, commercial paper, long-term notes, mortgages, etc.

ITEM 13. DEFAULTS BY THE OBLIGOR.                              NONE

         a. State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         b. If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.                   NONE

If any underwriter is an affiliate of the trustee, describe each such affiliation.

Instructions.

         1. The term "affiliate" as defined in Rule 0-2 of the General Rules and Regulations under the Act. Attention is directed to Rule 7a-26.

         2. Include the name of each such affiliate and the names of all intermediate affiliates, if any. Indicate the respective percentage of voting securities or other bases of control giving rise to the affiliation.

ITEM 15. FOREIGN TRUSTEE.                                      N/A

Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

ITEM 16. LIST OF EXHIBITS.

List below all exhibits filed as a part of this statement of eligibility.

Instructions. Subject to Rule 7a-29 permitting incorporation of exhibits by reference, the following exhibits are to be filed as a part of the statement of eligibility of the trustee. Such exhibits shall be appropriately lettered or numbered for convenient reference. Exhibits incorporated by reference may be referred to by the designation given in the previous filing. Where exhibits are incorporated by reference, the reference shall be made in the list of exhibits called for under Item 16. If the certificate of authority to commence business (Exhibit 2) and/or the certificate to exercise corporate trust powers (Exhibit
3) is contained in another exhibit, a statement to that effect shall be made, identifying the exhibit in which such certificates are included. If an applicable exhibit is not in English, a translation in English shall also be filed. In response to Exhibit 7, foreign trustees shall provide financial information sufficient to provide the information required by Section 310(a)(2) of the Act.

         1.       A copy of the articles of association of the trustee as now in
                  effect.                              See Attached

         2. A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of
                  association.                         See #1 Above

         3. A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) or (2) above. See #1 Above

         4.       A copy of the existing bylaws of the trustee, or instruments
                  corresponding thereto.              See Attached

         5.       A copy of each indenture referred to in Item 4, if the obligor
                  is in default.                      N/A

         6.       The consents of United States institutional trustees required
                  by Section 321(b) of the Act.        See Attached

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its
                  supervising or examining authority.          See Attached

         8. A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified
                  or to be qualified under the Act.            N/A

         9.       Foreign trustees are required to furnish a consent to service
                  of process on Form F-X.             N/A

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SouthTrust Bank, a banking corporation organized and existing under the laws of the State of Alabama, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia, on the 17th day of October, 2001

         SouthTrust Bank
         ---------------
           (Trustee)

         By:          /s/Thomas E. Clower
             ---------------------------------------
         Thomas E. Clower - Vice President and Trust
                            Officer

ITEM 1


                               GENERAL INFORMATION



Furnish the following information as to the trustee -

         Name and address of each examining or supervising authority to which it is subject.


                  State of Alabama
                  State Banking Department
                  Montgomery, AL

                  Federal Reserve Bank of Atlanta
                  Atlanta, GA

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

ITEM 16, #1
                            ARTICLES OF INCORPORATION
                                       OF
                                SOUTHTRUST BANK,
                         AN ALABAMA BANKING CORPORATION



                  The undersigned, acting as incorporators under the Code of Alabama 1975, as amended, including, without limitation, the provisions of 5-7A-21 thereof, adopt the following Articles of Incorporation.


                                    ARTICLE 1
                                      Name

                  The name of the corporation shall be SouthTrust Bank.


                                    ARTICLE 2
                                    Duration

                  The duration of the corporation shall be perpetual, unless otherwise legally terminated.


                                    ARTICLE 3
                                     Objects

                  The objects or purposes for which the corporation is formed are:

                  (a) To do all things necessary and incident to carrying on the business of banking and such business as is done by trust companies doing a banking business.

                  (b)      To discount bills, notes and other evidences of debt.

                  (c) To receive and pay out deposits, with or without interest, and impose charges for services.

                  (d) To receive on special deposit money, bullion, or foreign coins, or bonds or securities.

                  (e) To buy and sell foreign and domestic exchanges, gold and silver bullion or foreign coins, bonds, bills of exchange, notes and other negotiable paper.

                  (f) To lend money on personal security or upon pledge of bonds, stocks or other negotiable security.

                  (g) To take and receive security by mortgage, security agreement, or otherwise own property, real and personal.

                  (h) To become trustee for any purpose and to be appointed and to act as executors, administrators, guardians, receivers or fiduciaries as provided by law.

                  (i) To lease real and personal property upon the specific request of a customer.

                  (j) To perform computer, management, and travel agency services for others.

                  (k) To subscribe to the capital stock and become a member of the Federal Reserve System and to comply with the rules and regulations thereof.

                  (l) To do any business and exercise any powers incident to the business of bank and trust companies doing a banking business.


                                    ARTICLE 4
                           Registered Office and Agent

                  The address of the corporation's initial registered office shall be 420 North 20th Street, Birmingham, Jefferson County, Alabama 35203 and its initial agent at such address shall be John D. Buchanan.

                                    ARTICLE 5
                                Capital Accounts

                  5.1 The corporation's total authorized capital stock shall be $9,006,600.00, divided into 1,020,000 shares of common stock with a par value of eight dollars and eighty-three cents ($8.83) each.


                  5.2 The amount of capital, surplus and undivided profit with which the corporation will begin business as a state bank shall be $9,006,600 as capital stock, $1,722,348,855 as surplus, $1,634,759,842 as undivided profit and net unrealized gain (loss) on available for sale securities of ($141,831,404) for a total of $3,224,283,893.


                                    ARTICLE 6
                                Principal Office

                  The location of the principal office of the corporation in the State of Alabama shall be 420 North 20th Street, Birmingham, Jefferson County, Alabama 35203.


                                    ARTICLE 7
                                     Powers

                  The corporation shall possess all of the powers necessary and incident to the conduct the banking business and it is hereby vested with the necessary power to carry out the objects and purposes herein expressed in
Article 3 hereof, and shall have all powers especially conferred upon its corporation by the laws of the State of Alabama, as well as those necessarily implied, together with the following additional powers:

                  (a) To engage in business as a natural person may, not inconsistent with the provisions of law pertaining to the organization and regulation of a banking corporation in the State of Alabama.

                  (b) To lend money and take security therefor, and to borrow money and give security therefor on any and all of the property of the corporation.

                  (c) To buy, sell, lease, acquire, own, use and occupy real estate and personal property in any locality, in a legal manner, that may be necessary or convenient for the conduct and maintenance of a banking business.

                  (d) To conduct for a reasonable time any business of each and every kind that might be necessary for it to conduct by virtue of the corporation having taken over such business as a result of a foreclosure of any mortgage or collateral security that might necessarily have taken over; provided, however, that said authority shall in no event continue or be exercised beyond such time as the Superintendent of Banks for the State of Alabama shall fix as the termination date for the reasonable exercise of the authority.

                  (e) To accept deposits and payments on loans and other obligations as agent for other banks located in Alabama that are subsidiaries of the same bank holding company.

                  (f) To exercise any power which a federally chartered or regulated bank could exercise (subject to the prior approval, if required, of the Superintendent of Banks for the State of Alabama).


                                    ARTICLE 8
                                    Directors

                  8.1 The corporation's current Board of Directors consists of fourteen (14) persons, who shall serve until the next annual meeting of the shareholders and until their successors are elected and qualified.

                  8.2 Each director shall be the owner and holder of shares of stock in the corporation or its ultimate parent bank holding company, and each director shall hold at least two shares in his or her name, unpledged and unencumbered in any way except for a statutory lien which might attach in favor of the corporation issuing such stock.

                  8.3 Not less than 75% of the directors of the corporation shall, during their whole term of service, be citizens of the United States. At least 51% of the directors of the corporation shall be residents of the State of Alabama.

                  8.4 The names and addresses of the members of the current Board of Directors are set forth below:

                  (a)      Julian W. Banton:        SouthTrust Bank, National Association
                                                    420 North 20th Street, 4th Floor
                                                    Birmingham, Alabama 35203

                  (b)      Thomas E. Bradford, Jr.: Bradford & Company
                                                    Post Office Box 278
                                                    Birmingham, Alabama 35201

                  (c)      Ronald G. Bruno:         Bruno Capital Management Corporation
                                                    Bruno Capital Building
                                                    100 Grandview Place, Suite 500
                                                    Birmingham, Alabama 35243

                  (d)      H. M. Burt, Jr.:         727 Hillyer High Road
                                                    Anniston, Alabama 36207

                  (e)      David J. Cooper:         Cooper/T. Smith Corporation
                                                    Post Office Box 1566
                                                    Mobile, Alabama   36633

                  (f)      Sallie C. Creel:         Thrifty Car Rental
                                                    3844 Brook Hollow Lane
                                                    Birmingham, Alabama 35243

                  (g)      James D. Davis:          Jemison Investment Company, Inc.
                                                    2001 Park Place, Suite 320
                                                    Birmingham, Alabama 35203

                  (h)      James C. Harrison:       Protective Industrial Insurance Company
                                                    2300 11th Avenue North
                                                    Birmingham, Alabama 35234

                  (i)      Chris H. Horgen:         Southeastern Technology Fund
                                                    207 Eastside Square
                                                    Huntsville, Alabama 35801

                  (j)      Judy M. Merritt:         Jefferson State Junior College
                                                    2601 Carson Road
                                                    Birmingham, Alabama 35215

                  (k)      Thomas E. Mitchell:      Stuart Construction Company, Inc.
                                                    Post Office Box 579
                                                    Bay Minette, Alabama 36507

                  (l)      William V. Muse:         Auburn University
                                                    107 Samford Hall
                                                    Auburn, Alabama 36849

                  (m)      William E. Smith, Jr.:   Royal Cup, Inc.
                                                    160 Cleage Drive
                                                    Birmingham, Alabama 35217

                  (n)      R. Neal Travis:          2120 Southwinds Circle
                                                    Birmingham, Alabama 35244


                                                 ARTICLE 9
                                               Incorporators

                  9.1      The name and address of the incorporators are as follows:


                  (a)      Julian W. Banton:         SouthTrust Bank, National Association
                                                     420 North 20th Street, 4th Floor
                                                     Birmingham, Alabama 35203

                  (b)      Thomas E. Bradford, Jr.:  Bradford & Company
                                                     Post Office Box 278
                                                     Birmingham, Alabama 35201

                  (c)      H. M. Burt, Jr.:          727 Hillyer High Road
                                                     Anniston, Alabama 36207

                  (d)      Sallie C. Creel:          Thrifty Car Rental
                                                     3844 Brook Hollow Lane
                                                     Birmingham, Alabama 35243

                  (e)      James D. Davis:           Jemison Investment Company, Inc.
                                                     2001 Park Place, Suite 320
                                                     Birmingham, Alabama 35203

                  (f)      James C. Harrison:        Protective Industrial Insurance Company
                                                     2300 11th Avenue North
                                                     Birmingham, Alabama 35234

                  (g)      Judy M. Merritt:          Jefferson State Junior College
                                                     2601 Carson Road
                                                     Birmingham, Alabama 35215

                  (h)      William E. Smith, Jr.:    Royal Cup, Inc.
                                                     160 Cleage Drive
                                                     Birmingham, Alabama 35217

                  (i)      R. Neal Travis:           2120 Southwinds Circle
                                                     Birmingham, Alabama 35244

                                   ARTICLE 10
                                     By-Laws

                  10.1 The dates on which the shareholders' annual meeting shall be held, the number of directors and the terms of office of the officers, and the powers and duties of the officers shall be fixed by the by-laws of the corporation.

                  10.2 The corporation shall have power to make by-laws for the regulation and governance of the corporation, its agents, servants or officers, and for all other purposes not inconsistent with the Constitution and laws of the State of Alabama.


                                   ARTICLE 11
                              No Director Liability

                  A director of the corporation shall have no liability to the corporation or its shareholders for money damages for any action taken, or any failure to take any action, as a director, except for liability for (A) the amount of a financial benefit received by a director to which he or she is not entitled; (B) an intentional infliction of harm on the corporation or the shareholders; (C) a violation of Alabama Code Section 10-2B-8.83, (D) liability imposed by any federal or state law or regulation or applicable regulatory agency; (E) an intentional violation of criminal law; or (F) a breach of the director's duty of loyalty to the corporation or its shareholders.

                  IN WITNESS WHEREOF, the undersigned incorporators set their names on the 19th day of May, 2000.


                                   /s/James D. Davis
                                   --------------------------------------------



                                   /s/Julian W. Banton
                                   --------------------------------------------



                                   /s/William E. Smith, Jr.
                                   --------------------------------------------



                                   /s/H.M Burt, Jr.
                                   --------------------------------------------



                                   /s/Sallie C. Creel
                                   --------------------------------------------



                                   /s/R. Neal Travis
                                   --------------------------------------------



                                   /s/Thomas E. Bradford, Jr.
                                   --------------------------------------------



                                   /s/James C. Harrison
                                   --------------------------------------------



                                   /s/Judy M. Merritt
                                   --------------------------------------------

                                                                     EXHIBIT 25b

STATE OF ALABAMA

MONTGOMERY COUNTY

                       CERTIFICATE OF APPROVAL TO CONVERT
                         TO A STATE BANKING CORPORATION

         I, Norman B. Davis, Jr., as Superintendent of Banks, State of Alabama, do hereby certify that SouthTrust Bank, National Association, a national banking association, has fully complied with the provisions of (Sections) 5-7A-20 through 5-7A-24, Code of Alabama 1975, to convert to a state banking corporation with the name SouthTrust Bank and that SouthTrust Bank, the resulting bank, and all of its stockholders, officers and employees shall have the same powers and privileges and shall be subject to the same duties, liabilities and regulations, in all respects, as shall have been prescribed for banking corporations originally organized as banking corporations under the laws of the State of Alabama; and I do, therefore, authorize SouthTrust Bank, Birmingham, Alabama, a state banking corporation to transact business as a bank effective upon the filing of this Certificate and attached documents with the Judge of Probate of Jefferson County. I further certify that all proper business can be entrusted to said bank.

         Given under my hand and seal of office this the 5th day of June 2000.



(SEAL)                                   /s/ NORMAN B. DAVIS, JR.
                                         ------------------------
                                         Norman B. Davis, Jr.
                                         Superintendent of Banks

STATE OF ALABAMA

MONTGOMERY COUNTY

                            PERMIT TO BEGIN BUSINESS


     I, Norman B. Davis, Jr., as Superintendent of Banks, State of Alabama, do hereby certify that SouthTrust Bank, Birmingham, Alabama, has duly complied with all requirements of law relating to the organization of a bank under the laws of the State of Alabama, and I do, therefore, authorize it to transact business as a bank, and I further certify that it is authorized to conduct and operate a trust department.

     Given under my hand and seal of office this the 5th day of June 2000.



                                          /s/ Norman B. Davis, Jr.
                                          -----------------------
                                          Norman B. Davis, Jr.
                                          Superintendent of Banks

STATE OF ALABAMA

MONTGOMERY COUNTY

     I, Norman B. Davis, Jr., as Superintendent of Banks, State of Alabama, do hereby certify that the foregoing is a true and correct copy of the Certificate as the same appears on file and of record in this office.


                                          /s/ Norman B. Davis, Jr.
                                          -----------------------
                                          Norman B. Davis, Jr.
                                          Superintendent of Banks


     [SEAL] State of Alabama - Jefferson County I certify this Instrument filed on:
                                          2000 Jun 06 P.M.    14:58

                                          Recorded and $          Mtg. Tax
                                          and $       Deed Tax and Fee Amt.
                                          $36.00     Total $36.00
                                          GEORGE R. REYNOLDS, Judge of Probate
                                          200006/8530

State of Alabama
Jefferson County

         I, the Undersigned, as Judge of Probate in and for said County, in said State, hereby certify that the foregoing is a full, true and correct copy of the instrument with the filing of same as appears of record in this office in vol. 200006 page 8530.

Given under my hand and official seal, this the 6th day of June, 2000.

                                                  /s/ Michael F. Bolin
                                            ---------------------------------
                                                     Judge of Probate

                                STATE OF ALABAMA

I, Jim Bennett, Secretary of State of the State of Alabama, having custody of the Great and Principal Seal of said State, do hereby certify that pursuant to the provisions of Section 10-2B-4.02, Code of Alabama 1975, and upon an examination of the corporation records on file in this office, the following corporate name is reserved as available:

                                SouthTrust Bank

This domestic corporation name is proposed to be incorporated in Jefferson County and is for the exclusive use of Frederic L. Smith Jr, 2001 Park Place, Ste 1400, Birmingham, AL 35203 for a period of one hundred twenty days beginning June 6, 2000 and expiring October 5, 2000.


                               In Testimony Whereof, I have hereunto set my hand and affixed the Great Seal of the State, at the Capitol, in the City of Montgomery, on this day.


                               June 6, 2000
                               -------------------------------------------------
                               Date
(Alabama Great Seal)
                               /s/ Jim Bennett
                               -------------------------------------------------
                               Jim Bennett                    Secretary of State

                                STATE OF ALABAMA


I, Jim Bennett, Secretary of State of the State of Alabama, having custody of the Great and Principal Seal of said State, do hereby certify that as appears on file and of record in this office, the pages hereto attached, contain a true, accurate and literal copy of articles of incorporation of SouthTrust Bank as received and filed in the office of the Secretary of State of Alabama, showing the date of incorporation as June 6, 2000. I further certify that the records do not disclose that said SouthTrust Bank has been dissolved.








                                    In Testimony Whereof, I have hereunto set my hand and affixed the Great Seal of the State, at the Capitol, in the City of Montgomery, on this day.

    [Alabama Great Seal]
                                    06/29/00
                                    --------------------------------------------
                                    Date


                                    /s/ Jim Bennett
                                    --------------------------------------------
                                    Jim Bennett               Secretary of State

ITEM 16, #4













                                     BYLAWS


                                       OF


                                 SOUTHTRUST BANK


                         an Alabama Banking Corporation

                                TABLE OF CONTENTS

Article I.        Offices..............................................................1
Article II.       Shareholders.........................................................1
         Section II.1     Annual Meetings..............................................1
         Section II.2     Special Meetings.............................................1
         Section II.3     Place of Meetings............................................1
         Section II.4     Action by Shareholders Without a Meeting.....................1
         Section II.5     Notice of Meetings...........................................2
         Section II.6     Waiver of Notice.............................................2
         Section II.7     Record Date..................................................3
         Section II.8     Shareholders' List for Meeting...............................3
         Section II.9     Voting Entitlement of Shares.................................3
         Section II.10    Proxies......................................................4
         Section II.11    Corporation's Acceptance of Votes............................4
         Section II.12    Conduct of Meeting...........................................5
         Section II.13    Quorum.......................................................5
         Section II.14    Voting for Directors; Cumulative Voting......................6
Article III.      Board of Directors...................................................6
         Section III.1    General Powers...............................................6
         Section III.2    Number, Tenure and Qualifications............................6
         Section III.3    Oath of Directors............................................7
         Section III.4    Resignation of Directors.....................................7
         Section III.5    Removal of Directors by Shareholders.........................7
         Section III.6    Vacancy on Board.............................................7
         Section III.7    Compensation of Directors....................................8
         Section III.8    Meetings.....................................................8
         Section III.9    Action Without Meeting.......................................8
         Section III.10   Notice of Meeting............................................9
         Section III.11.  Waiver of Notice.............................................9
         Section III.12   Quorum and Voting............................................9
         Section III.13   Committees of Directors.....................................10
         Section III.14   Director Emeritus...........................................13
         Section III.15   Area Boards.................................................14
Article IV.       Officers............................................................15
         Section IV.1     Positions...................................................15
         Section IV.2     Election and Term of Office.................................15
         Section IV.3     Vacancies...................................................15
         Section IV.4     Resignation and Removal of Officers.........................15
         Section IV.5     Contract Rights of Officers.................................15
         Section IV.6     Duties of Officers..........................................15
         Section IV.7     Compensation................................................17

Article V.        Conveyances, Transfers and Contracts................................17
         Section V.1      Conveyances, Etc............................................17
         Section V.2      Receipts, Checks, Drafts and Warrants.......................17
         Section V.3      Trust Department Activities.................................18
         Section V.4      Seal........................................................18
Article VI.       Borrowings..........................................................18
         Section VI.1     Borrowings; Collateral for Borrowings.......................18
         Section VI.2     Time or Interest Bearing Certificates of Deposit............18
Article VII.      Certificates Representing Shares....................................19
         Section VII.1    Certificates Representing Shares............................19
         Section VII.2    Legends on Certificates.....................................19
         Section VII.3    Transfer of Shares..........................................19
         Section VII.4    Lost, Stolen, Destroyed, or Mutilated Certificates..........20
Article VIII.     Indemnification of Directors, Officers and Employees................20
         Section VIII.1   Indemnification.............................................20
         Section VIII.2   Insurance...................................................21
         Section VIII.3   Survival of Right...........................................21
Article IX.       General.............................................................21
         Section IX.1     Fiscal Year.................................................21
         Section IX.2     Surplus; Restriction of Dividends...........................21
         Section IX.3     Checks......................................................22
         Section IX.4     Corporate Seal..............................................22
         Section IX.5     Voting of Corporation's Securities..........................22
         Section IX.6     Loans, Gifts, Favors, Etc. to Banking Department Employees
                          from the Corporation, Employees, Etc., Prohibited...........22
         Section IX.7     Semi-Annual Report..........................................23
         Section IX.8     Loans.......................................................23
         Section IX.9     Bonds.......................................................23
         Section IX.10    Purchase of Corporate Stock.................................23
         Section IX.11    Articles of Incorporation...................................24
Article X.        Amendment of Bylaws.................................................24
         Section X.1      Amendment by Board of directors or Shareholders.............24
         Section X.2      Bylaw Increasing Quorum or Voting Requirement for
                          Shareholders................................................24
         Section X.3      Bylaw Increasing Quorum or Voting Requirement for
                          Directors...................................................24
Article XI.       Emergency Preparedness Program......................................25

                                     BYLAWS
                                       OF
                                 SOUTHTRUST BANK
                         an Alabama Banking Corporation


Article I.        Offices

                  The main office of the corporation shall be located in Birmingham, Alabama. The corporation may have such other offices, within and without the State of Alabama, as the board of directors may determine or as the business of the corporation may require.

                  The registered office of the corporation, required by the Alabama Business Corporation Act to be maintained in the State of Alabama, may but need not be the same as its main office in the State of Alabama. The corporation may change its registered office from time to time in the manner specified by the Alabama Business Corporation Act. The corporation may change its main office from time to time in the manner specified by the Alabama Banking Code.

Article II.       Shareholders

                  Section II.1 Annual Meetings. The annual meeting of the shareholders of the corporation, commencing with the year 2001, shall be held on the third Tuesday of January in each year if not a legal holiday in the State of Alabama, and if a legal holiday, then on the next succeeding business day not a legal holiday, at 10:00 a.m., or at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors shall not be held on the day designated herein for the annual meeting of the shareholders, or at any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be conveniently held.

                  Section II.2 Special Meetings. Special meetings of the shareholders may be called by the board of directors, the chairman of the board, the president or the holders of at least 10 percent of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting in the manner specified by the Alabama Business Corporation Act.

                  Section II.3 Place of Meetings. Annual and special meetings shall be held at the main office of the corporation in the State of Alabama, or at such other place, within or without the State of Alabama, as may be designated by the board of directors or the person or persons calling the meeting and stated in the notice of the meeting.

                  Section II.4 Action by Shareholders Without a Meeting. Action required or permitted by the Constitution of Alabama or the Alabama Business Corporation Act to be taken at a shareholders' meeting may be taken without a meeting if the action is taken by all shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action, and delivered to the corporation for inclusion in the minutes or filing with the corporate records.

                  Section II.5      Notice of Meetings

                  (a) The corporation, or, in the case of a special meeting called by the holders of at least 10 percent of all the votes entitled to be cast on any issue proposed to be considered at the special meeting, the holders calling the meeting, shall notify shareholders in writing of the date, time, and place of each annual and special shareholders' meeting no fewer than 10 nor more than 60 days before the meeting date except as otherwise required by the Alabama Banking Code. Unless the Alabama Business Corporation Act or the articles of incorporation require otherwise, the corporation, or other persons calling the meeting, are required to give notice only to shareholders entitled to vote at the meeting. Notwithstanding the provisions of this section or any other provisions of the Alabama Business Corporation Act, the stock or bonded indebtedness of the corporation shall not be increased at a meeting unless notice of such meeting shall have been given as may be required by Section 234 of the Constitution of Alabama as the same may be amended from time to time. Without limitation, deposits accepted by the corporation, whether insured or secured, shall not be deemed bonded indebtedness.

                  (b) Notice of an annual meeting need not include a statement of the purpose or purposes for which the meeting is called.

                  (c) Notice of a special meeting shall include a statement of the purpose or purposes for which the meeting is called.

                  (d) If not otherwise fixed in the manner specified under the Alabama Business Corporation Act, the record date for determining shareholders entitled to notice of and to vote at an annual or special shareholders' meeting is the day before the first notice is delivered to shareholders.

                  (e) If an annual or special shareholders' meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed in the manner specified under the Alabama Business Corporation Act, however, notice of the adjourned meeting shall be given to persons who are shareholders as of the new record date.

                  Section II.6 Waiver of Notice. A shareholder may waive any notice required by the Constitution of Alabama, the Alabama Business Corporation Act, the Alabama Banking Code, the articles of incorporation, or these bylaws before or after the date and time stated in the notice. Execution of a unanimous action by written consent by shareholders shall be deemed to include a waiver of notice of a meeting. The waiver shall be in writing, be signed by the shareholder entitled to the notice, and be delivered to the corporation for inclusion in the minutes or filing with the corporate records. A shareholder's attendance at a meeting:

                  (a) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and

                  (b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter before action is taken on the matter.

                  Section II.7 Record Date. The board of directors may fix or provide the manner of fixing the record date for one or more voting groups in order to determine the shareholders entitled to notice of a shareholders' meeting, to demand a special meeting, to vote, or to take any other action. A record date may not be more than 70 days before the meeting or action requiring a determination of shareholders. A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

                  Section II.8 Shareholders' List for Meeting. After fixing a record date for a meeting, the corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of a shareholders' meeting. The list shall be arranged by voting group (and within each voting group by class or series of shares) and show the address of and number of shares held by each shareholder. The shareholders' list shall be available for inspection by any shareholder, beginning two business days after notice of the meeting is given for which the list was prepared and continuing through the meeting, at the corporation's main office or, if the corporation's main office is located outside the State of Alabama, at its registered office. A shareholder, his or her agent, or attorney is entitled on written demand to inspect and, for a proper purpose, to copy the list, during regular business hours and at his or her expense, during the period it is available for inspection. The corporation shall make the shareholders' list available at the meeting, and any shareholder, his or her agent, or attorney is entitled to inspect the list at any time during the meeting or any adjournment. Refusal or failure to prepare or make available the shareholders' list does not affect the validity of action taken at the meeting. The stock transfer records of the corporation shall be prima facie evidence as to who are the shareholders entitled to examine the shareholders' list or transfer records or to vote at any meeting of shareholders.

                  Section II.9      Voting Entitlement of Shares.

                  (a) Subject to subsections (b) and (c) of this section, each outstanding share, regardless of class, is entitled to one vote on each matter submitted to a vote at a shareholders' meeting. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the corporation the pledgor has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon. Only shares are entitled to vote.

                  (b) The shares of the corporation are not entitled to vote if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the first corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation, unless a court of competent jurisdiction determines that the voting of such shares is not for the purpose of perpetuation of management or other improper purpose.

                  (c) Subsection (b) of this section does not limit the power of a corporation to vote any shares, including its own shares, held by it in a fiduciary capacity.

                  (d) Redeemable shares are not entitled to vote after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

                  Section II.10 Proxies. A shareholder may vote in person or by proxy. A shareholder may appoint a proxy to vote or otherwise act for the shareholder by signing an appointment form, either personally or by the shareholder's attorney-in-fact. An appointment of a proxy is effective when received by the secretary or other officer or agent authorized to tabulate votes. An appointment is valid for 11 months unless a longer period is expressly provided in the appointment form. An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest. The revocation of an appointment or the death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy's authority unless notice of the revocation, death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his or her authority under the appointment. An appointment made irrevocable under this section is revoked when the interest with which it is coupled is extinguished.

                  Section II.11 Corporation's Acceptance of Votes. If the name signed on a vote, consent, waiver or proxy appointment corresponds to the name of a shareholder, the corporation if acting in good faith is entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder. If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of its shareholder, the corporation if acting in good faith is nevertheless entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if:

                  (a) the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

                  (b) the name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

                  (c) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of his or her status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

                  (d) the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, or proxy appointment; or

                  (e) two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all co-owners.

                  The corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder. The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, or proxy appointment in good faith and in accordance with the standards of this section are not liable in damages to the shareholder for the consequences of the acceptance or rejection. Corporate action based on the acceptance or rejection of a vote, consent, waiver, or proxy appointment under this section is valid unless a court of competent jurisdiction determines otherwise.

                  Section II.12 Conduct of Meeting. (a) Except as to matters approved unanimously by voice vote of the shareholders and votes concerning matters deemed to be procedural or administrative in character by the chairman of the meeting, all votes of shareholders shall be cast by written ballot of the shareholders on such forms as may be prescribed by the board of directors of the corporation or, in the absence thereof, the chairman of the meeting.

                  (b) All meetings of shareholders shall be presided over by a chairman who shall be the chairman of the board of directors of the corporation, or in his absence, the president of the corporation, or the designee of such person. The chairman of the meeting shall conduct the meeting in a reasonable and orderly fashion and shall have the discretion to adopt such rules of, and make determinations as to, parliamentary procedure as he deems necessary or appropriate. Not limiting the foregoing, the chairman of the meeting shall have the discretion to determine matters which may be properly brought before the meeting, to establish agendas for the meeting, to recognize speakers and to reasonably limit time for debate.

                  Section II.13 Quorum. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Alabama Business Corporation Act provides otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter, but in no event shall a quorum consist of less than one-third of the votes entitled to be cast on the matter by the voting group. Once a share is represented for any purpose at a meeting, it is, unless established to the contrary, presumed present for quorum purposes for the remainder of the meeting. If a quorum is present when a vote is taken, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Constitution of Alabama as the same may be amended from time to time, the articles of incorporation, or the Alabama Business Corporation Act require a greater number of affirmative votes. An amendment of articles of incorporation adding, changing, or deleting a quorum or voting requirement for a voting group greater than specified must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

                  Section II.14 Voting for Directors; Cumulative Voting. Directors are elected by a majority of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present when the vote is taken. Shareholders shall not have the right to cumulate their votes for directors.


Article III.      Board of Directors.

                  Section III.1 General Powers. All corporate powers shall be exercised by or under authority of, and the business and affairs of the corporation managed under the direction of, its board of directors, subject to any limitation set forth in the articles of incorporation or a shareholder agreement authorized under the Alabama Business Corporation Act.

                  Section III.2 Number, Tenure and Qualifications. (a) The directors constituting the current board of directors are set forth in the articles of incorporation, and the members of the board shall hold office until the first annual meeting of shareholders following the adoption of these bylaws and until their successors shall have been elected and qualified. Thereafter, the number of directors constituting the board of directors shall be not less than five nor more than twenty-five, the exact number to be determined by resolution of the board of directors. After shares are issued, only the shareholders may change the range for the size of the board or change from a fixed to a variable-range size board or vice versa.

                  (b) The directors have the power to fix or change the number of directors; and the directors may increase or decrease by 30 percent or less the number of directors last approved by the shareholders, but only the shareholders may increase or decrease by more than 30 percent the number of directors last approved by the shareholders.

                  (c) Directors shall hold office until the next succeeding annual meeting of shareholders and until their successors shall have been elected and qualified.

                  (d) A director shall be a natural person of the age of at least nineteen (19) years. Not less than seventy-five percent (75%) of the directors of the corporation shall, during their whole term of service, be citizens of the United States At least fifty-one percent (51%) of the directors of the corporation must be residents of the State of Alabama. Each director shall be the owner and holder of at least two shares of stock in the corporation, or its ultimate parent bank holding company, in his or her own name, and such shares must not be pledged or encumbered in any way except for statutory lien which might attach in favor of the corporation. No person convicted of a felony or a crime involving moral turpitude shall serve as a director.

                  (e) In applicable circumstances, persons standing for election as directors shall receive the prior approval of the primary federal regulator of the corporation.

                  (f) Any director of the corporation or any member of any Area Board (as defined in Section 3.15 of these bylaws) who has reached his or her 68th birthday or who has retired from his or her principal business position or occupation will not be eligible for re-election as director or as a member of a Area Board; provided, however, that the foregoing provision relating to retirement from such person's principal business position or occupation shall not apply to any director who has served as chairman of the board of the corporation.

                  Section III.3 Oath of Directors. Every director shall, within thirty (30) days after his election, take and subscribe, in duplicate, an oath that he will diligently and honestly perform his duties as such director, not knowingly violate or permit to be violated any provision of the banking law of the State of Alabama and that he is the owner in good faith of the shares of stock of the corporation, or its ultimate parent bank holding company, required to qualify him for such office, standing in his own name on such corporation's books. A copy of such oath shall be filed with the Superintendent of Banks of the State of Alabama. No director shall perform the duties of his office until such oath is made, and in case a director fails to make such oath, his place on the board of directors shall be declared vacant and his successor elected as prescribed by these bylaws, such successor being required to have the same qualifications and take the same oath as provided by this Article.

                  Section III.4 Resignation of Directors. A director may resign at any time by delivering written notice to the board of directors, the chairman of the board of directors, or to the corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date.

                  Section III.5 Removal of Directors by Shareholders. The shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him or her. A director may be removed only if the number of votes cast to remove him or her exceeds the number of votes cast not to remove him or her. A director may be removed by the shareholders only at a meeting called for the purpose of removing him or her and the meeting notice must state that the purpose, or one of the purposes, of the meeting is the removal of the director or by a unanimous action by written consent of the shareholders.

                  Section III.6 Vacancy on Board. If a vacancy occurs on a board of directors:

                  (a) The shareholders may fill the vacancy, whether resulting from an increase in the number of directors or otherwise; or

                  (b) The board of directors may fill the vacancy, except that the directors shall have the power to fill a vacancy resulting from an increase in the number of directors only if expressly provided for in the articles of incorporation; or

                  (c) If the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy, if it is one that the directors are authorized to fill, by the affirmative vote of a majority of all the directors remaining in office.

                  If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders. A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date as provided by the Alabama Business Corporation Act or otherwise) may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

                  Section III.7 Compensation of Directors. Each director of the corporation who is not an officer or employee of the corporation shall be entitled to an attendance fee for each meeting of the board of directors and a quarterly retainer fee, the amount of such fees to be established from time to time by the Human Resources Committee of the board of directors.

                  Section III.8 Meetings. The board of directors may hold regular or special meetings within or without the State of Alabama. The board of directors shall hold regular meetings at such time as may be fixed by the directors. Unless the articles of incorporation provide otherwise, the board of directors may permit any or all directors to participate in a regular or special meeting by, or conduct a meeting through the use of, any means of communication by which all participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present.

                  (a) Directors' First Meeting of Each Year. The board of directors, at their first meeting after their election by the shareholders at the annual meeting, shall fix and prescribe the amount of bond that shall be required of each officer and employee of the bank, and such amount shall not be less than the amount that may have been fixed or that may be hereafter fixed by the Superintendent of Banks of the State of Alabama for officers and employees of banks of the class to which the corporation belongs.

                  (b) Superintendent Called Meetings. Anything contained in these bylaws or in the articles of incorporation to the contrary notwithstanding, meetings of the board of directors may be called by the Superintendent of Banks of the State of Alabama and held at any time and place he or she requires.

                  Section III.9 Action Without Meeting. Action required or permitted by the Alabama Business Corporation Act to be taken at a board of directors' meeting may be taken without a meeting if the action is taken by all members of the board. The action shall be evidenced by one or more written consents describing the action taken, signed by each director, and included in the minutes or filed with the corporate records reflecting the action taken. Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date. A consent signed under this section has the effect of a meeting vote and may be described as such in any document.

                  Section III.10 Notice of Meeting. (a) A regular meeting of the board of directors may be held without notice immediately after, and at the same place as, the annual meeting of shareholders. Other regular meetings may be held upon such notice and at such time and place as shall be determined by the board.

                  (b) Special meetings of the board of directors shall be preceded by reasonable advance notice of the date, time, and place of the meeting. The notice need not describe the purpose of the special meeting. Notice may be given in writing or in person or by telegram, telephone, facsimile or other reasonable means.

                  Section III.11.       Waiver of Notice.

                  (a) A director may waive any notice required by the Alabama Business Corporation Act, the Alabama Banking Code, the articles of incorporation, or these bylaws before or after the date and time stated in the notice. Except as provided by subsection (b) of this section, the waiver must be in writing, signed by the director entitled to notice, and filed with the minutes or corporate records.

                  (b) A director's attendance at or participation in a meeting:

                           (1) waives objection to lack of any required notice to him or her or defective notice of the meeting unless the director at the beginning of the meeting (or promptly upon his or her arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting; and

                           (2) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the director objects to considering the matter before action is taken on the matter.

                  Section III.12 Quorum and Voting. A quorum of the board of directors consists of:

                  (a) a majority of the fixed number of directors if the corporation has a fixed board size; or

                  (b) a majority of the fixed number of directors prescribed, or if no number is prescribed the number in office immediately before the meeting begins, if the corporation has a variable-range size board.

                  If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the board of directors. A director is, unless established to the contrary, presumed present for quorum purposes for the remainder of a meeting at which he or she has been present for any purpose.

                  A director who is present at a meeting of the board of directors or a committee of the board of directors when corporate action is taken is deemed to have assented to the action taken unless: (1) he or she objects at the beginning of the meeting (or promptly upon his or her arrival) to holding it or transacting business at the meeting or, as to a matter required under the articles of incorporation or these bylaws to be included in the notice of the purpose of the meeting, he or she objects before action is taken on the matter; (2) his or her dissent or abstention from action taken is entered in the minutes of the meeting; or (3) he or she delivers written notice of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

                  Section III.13 Committees of Directors. The board of directors may create one or more committees and appoint members of the board of directors to serve on them. Each committee may have one or more members, who serve at the pleasure of the board of directors. The creation of a committee and appointment of members to it shall be approved by the greater of (1) a majority of all the directors in office when the action is taken or (2) the number of directors required by the articles of incorporation or these bylaws to take such action. The provisions of the articles of incorporation and these bylaws which govern meetings, action without meetings, notice and waiver of notice, and quorum and voting requirements of the board of directors, apply to committees and their members as well. To the extent specified by the board of directors or in the articles of incorporation or these bylaws, each committee may exercise the authority of the board of directors. A committee may not however: (1) authorize shareholder distributions; (2) approve or propose to shareholders action that the Alabama Business Corporation Act requires be approved by shareholders; (3) fill vacancies on the board of directors or on any of its committees; (4) amend the articles of incorporation; (5) adopt, amend, or repeal bylaws; (6) approve a plan of merger not requiring shareholder approval; (7) authorize or approve reacquisition of shares, except according to formula or method prescribed by the board of directors; or (8) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the board of directors may authorize a committee (or a senior executive officer of the corporation) to do so within limits specifically prescribed by the board of directors.

                  Such committees shall include, but shall not be limited to, the following:

                  EXECUTIVE COMMITTEE. The board of directors shall, at its initial meeting after its election in each year, elect from among their number a committee of three or more who, with the chairman of the board and the president of the corporation, shall constitute the Executive Committee of the board of directors. Each member of the Executive Committee shall serve for the ensuing year and until his or her successor is elected and shall qualify; provided, however, that any member of the Executive Committee may be removed, with or without cause, at any time by the board of directors. All vacancies in said Committee shall be filled by the board of directors.

                  The chairman of the board of directors and the president of the corporation shall be members of the Committee and shall have the power to vote with respect to all matters coming before the Executive Committee. The Executive Committee shall meet at such times as it may decide. It shall keep a separate book of minutes of its proceedings and actions, and make reports to the board of directors, from time to time, of its actions.

                  All the powers of the board of directors when the board is not in session may be exercised by the Executive Committee, except such powers as are prohibited by Section 3.13 above. Unless otherwise provided by resolutions duly adopted by the board of directors, a majority of the Executive Committee shall constitute a quorum for the transaction of business.

                  The Executive Committee shall review all loans when the total liability of the borrower exceeds an established amount, which amount is to be determined and set by the board of directors from time to time.

                  All persons appointed or elected to office by the Executive Committee shall hold their respective offices only until the next annual meeting of the board of directors.

                  Each member of the Executive Committee, except salaried officers of the corporation, shall be entitled to an attendance fee for each meeting of the Committee, the amount of such fee to be established by the board of directors.

                  AUDIT AND EXAMINATION COMMITTEE. The board of directors shall, at its initial meeting after its election in each year, elect from among its number a committee of three or more who constitute the Audit and Examination Committee of the board of directors. No member of the Audit and Examination Committee shall be an officer or employee of the corporation or shall be a member of the Trust Policy Committee. Each member of the Audit and Examination Committee shall serve until his or her successor is elected and shall qualify; provided, however, that any member of the Audit and Examination Committee may be removed, with or without cause, at any time by the board of directors of the corporation.

                  The Audit and Examination Committee shall make suitable examinations every six months of the affairs of the corporation. The result of such examination shall be reported in writing to the board of directors at the next regular meeting thereafter, stating whether the corporation is in a sound and solvent condition, whether adequate internal audit controls and procedures are being maintained, and recommending to the board such changes in the manner of doing business, etc. as shall be deemed advisable. The Audit and Examination Committee, upon its own recommendation and with the approval of the board of directors, may employ a qualified firm of Certified Public Accountants to make an examination and audit of the corporation. If such a procedure is followed, the one annual examination and audit of such firm of accountants and the presentation of its report to the board of directors will be deemed sufficient to comply with the requirements of this section of these bylaws.

                  At least once during each calendar year and as often as required by regulations, the Audit and Examination Committee shall make suitable audits of the Trust and Financial Services Division or cause suitable audits to be made by auditors responsible only to the board of directors and, at such time, shall ascertain whether the Trust and Financial Services Division has been administered in accordance with law, appropriate regulations and sound fiduciary principles. In lieu of such periodic audits, the board of directors may elect to adopt an adequate continuous audit system. A report of the audits and examinations, together with the action taken thereon, shall be noted in the minutes of the board of directors.

                  Each member of the Audit and Examination Committee, except salaried officers, shall be entitled to an attendance fee for each meeting of the Committee, the amount of such fee to be established by the Human Resources Committee of the board of directors.

                  TRUST POLICY COMMITTEE. The board of directors shall, at its initial meeting after its election in each year, elect from among its number a committee of four or more directors, who are not officers or employees of the corporation, who shall constitute the Trust Policy Committee. Each member of the Trust Policy Committee shall serve for the ensuing year and until his or her successor is elected and shall qualify; provided, however, that any member of the Trust Policy Committee may be removed, with or without cause, at any time by the board of directors of the corporation.

                  The Trust Policy Committee shall be responsible for the formulation of policy with respect to all fiduciary functions exercised by the Trust and Financial Services Division and shall take all such action as, in its judgment, may be necessary to insure the proper functioning of the Trust and Financial Services Division in matters pertaining to trust administration, investments, operations and new business development. The Trust Policy Committee shall from time to time receive information reflecting the implementation of its decisions and shall have authority to establish standing or ad hoc committees for the purpose of carrying out policies formulated by it. The Trust Policy Committee shall review the affairs of the Trust and Financial Services Division on an annual basis and, if appropriate, make recommendations with respect thereto. The Trust Policy Committee may authorize any one or more of its members, or officers assigned to the Trust and Financial Services Division, to grant prior approval of the acceptance of any or all appointments of the corporation in a fiduciary capacity and to cause the granting of each such prior approval to be made a matter of written record. The Trust Policy Committee shall have such other and further duties as may from time to time be assigned to it by the board of directors.

                  All investments of trust funds shall be made, retained or disposed of in accordance with policies, procedures or practices established or approved by the Trust Policy Committee, or with the express approval of the Trust Policy Committee, and the Trust Policy Committee shall keep minutes of all of its meetings showing the disposition of all matters considered and passed upon by it. At least once during each period of twelve months, the Trust Policy Committee shall review, or cause to be reviewed, all the assets held in or for each fiduciary account for which the Trust and Financial Services Division is charged with investment responsibility in order to determine the safety and current value of such accounts and the feasibility of retaining or disposing of them.

                  The Trust Policy Committee shall fix the time for its regular meetings (to be held at least quarterly), provide for the call of special meetings and may adopt rules of procedure. Unless otherwise provided by a resolution duly adopted by the board of directors, the majority of the Trust Policy Committee shall constitute a quorum for the transaction of business. Each member of the Trust Policy Committee shall be entitled to an attendance fee for each meeting of the Trust Policy Committee, the amount of such fee to be established by the board of directors.

                  HUMAN RESOURCES COMMITTEE. The board of directors shall, at its initial meeting after its election in each year, elect from among its number a committee of three or more members who shall constitute the Human Resources Committee. Each member of the Human Resources Committee shall serve for the ensuing year and until his or her successor is elected and shall qualify; provided, however, that any member of the Human Resources Committee may be removed, with or without cause, at any time by the board of directors of the corporation. The Human Resources Committee shall monitor, on behalf of the board of directors, management's performance in providing the management and manpower requirements for the proper functioning and progress of the corporation and shall counsel with management; the Human Resources Committee shall review plans for management succession, management training and management development programs; the Human Resources Committee shall review (and, if directed by the board of directors, establish) salary and wage administration procedures, including current ranges and surveys; approve any major deviation from established salary and wage levels; review compliance with applicable regulations; approve (and, if directed by the board of directors, establish) compensation of the principal executive officers, considering the recommendation of the Chairman of the Board, and in the case of the Chief Executive Officer's salary, considering the recommendation of the Chairman or President of SouthTrust Corporation; establish directors' fees; review and recommend proposed new board members; review employee relation plans and activities; and establish a budget for contributions and review management's recommendations for individual contributions.

                  Each member of the Human Resources Committee shall be entitled to an attendance fee for each meeting of the Human Services Committee, the amount of such fee to be established by the board of directors.

                  The board of directors also may appoint, from time to time, such other committees, including temporary committees, for such purposes and with such powers as the board of directors may determine, and may establish such attendance fees for the members of such other committees as the board of directors may determine.

                  The persons constituting the entire membership of any committee provided for or created pursuant to the bylaws may be increased by the board of directors whenever it sees fit. In the case of any such increase in the membership of any such committee, the board of directors may fix the term of service on any committee of any person elected to fill a vacancy created by any such increase.

                  Section III.14 Director Emeritus. A director of the corporation is eligible for election as a director emeritus if such person is ineligible for re-election as a director of the corporation under Section III.3.2(f) above or if such person has served as a director of the corporation for at least five years and voluntarily declines to stand for re-election as a director. Immediately following each annual meeting of shareholders, or from time to time as the board of directors may determine, the board of directors, in its discretion, may elect one or more eligible persons to serve as a director emeritus for the ensuing year or until his or her successor is elected and shall qualify. Notwithstanding the foregoing, the board of directors of the corporation may remove, with or without cause, a director emeritus from office at any time. If requested by the board of directors, a director emeritus may attend meetings of the board of directors, but shall not have voting power or power of final decision on any matter concerning the business or affairs of the corporation, and his or her presence at any meeting of the board of directors shall not be counted in the determination of a quorum. A director emeritus shall not have the same responsibilities and liabilities imposed by law and banking regulation upon members of the board of directors. A director emeritus shall receive such fees as the board of directors may from time to time determine. A director emeritus shall not be required to own qualifying shares of the corporation or its ultimate parent bank holding company.

                  Section III.15 Area Boards. From time to time as the Chief Executive Officer of each city or other geographical area in which the corporation transacts business may determine, such Chief Executive Officer may name persons to serve as advisory or honorary members of the board of directors, with respect to such geographical area (each advisory or honorary board being hereinafter referred to as the "Area Board"). Members of each Area Board shall be named to serve for the ensuing year and until their successors are named. Notwithstanding the foregoing, the Chief Executive Officer of the city or other geographical area served by an Area Board may remove, with or without cause, any member of such Area Board at any time. The members of the Area Boards shall assist the board of directors and the officers of the corporation in business development, with particular emphasis being placed upon business development in the city or other geographical area with respect to which such members have been designated, and shall have such other duties and functions as the appropriate Chief Executive Officer shall determine; provided, however, that the members of the Area Boards shall not have power of final decision on any matter concerning the business or affairs of the corporation. If requested by the board of directors, the members of the Area Boards shall attend meetings of the board of directors of the corporation, but shall not have voting power, and the presence of any Area Board member at any meeting of the board of directors shall not be counted in the determination of a quorum. Members of the Area Boards shall not be deemed to have the responsibilities and liabilities imposed upon directors of the corporation by law and banking regulations. Members of the Area Boards may receive such fees as the Human Resources Committee of the board of directors may from time to time determine. The members of each Area Board shall not be required to own qualifying shares of the corporation or its ultimate parent bank holding company.

                  The provisions of the articles of incorporation and the bylaws of the corporation governing the conduct of meetings of the board of directors, including, without limitation, the time and place of any such meeting, the power to convene or call a meeting, the giving of notice of any meeting, and the quorum and voting requirements thereof, shall apply to each Area Board, and meetings and other business of each Area Board shall be convened and conducted in accordance with such provisions.

                  The Chief Executive Officer of the city or other geographical area for which any Area Board is established shall serve as a member of any such Area Board. In addition, subject to the other notice provisions contained herein, the Chief Executive Officer of the city or other geographical area for which any Area Board is established shall be entitled to convene or call meetings of any such Area Board and shall be entitled to attend and vote in respect of all matters coming before meetings of any such Area Board.

Article IV.       Officers

                  Section IV.1 Positions. The officers of the corporation shall be appointed by the board of directors and shall be a chairman of the board of directors, a president and a cashier. The board of directors may also appoint a chief executive officer; one or more vice presidents, one or more of whom may be designated as executive vice president, senior vice president, group vice president, or other designation; one or more assistant vice presidents; one or more trust officers; a secretary; a comptroller; and other officers or attorneys in fact to perform such duties as may, from time to time, appear to the board of directors to be required or desirable to transact the business of the corporation. The same person may be elected to more than one office of the corporation.

                  Section IV.2 Election and Term of Office. The officers of the corporation shall be elected by the board of directors at a meeting of the board of directors. Each officer shall hold office at the pleasure of the board of directors or until such officer's death or such officer shall resign or shall have been removed in the manner hereinafter provided.

                  Section IV.3 Vacancies. A vacancy in any office may be filled by the board of directors, subject in applicable instances to the prior approval of the corporation's primary federal regulator for senior executive officers.

                  Section IV.4 Resignation and Removal of Officers. An officer may resign at any time by giving notice to the corporation. A resignation is effective when the notice is given unless the notice specifies a later effective date. If a resignation is made effective at a later date and the corporation accepts the future effective date, the board of directors may fill the pending vacancy before the effective date if the board of directors provides that the successor does not take office until the effective date. The board of directors may remove any officer at any time with or without cause.

                  Section IV.5 Contract Rights of Officers. The appointment of an officer does not itself create contract rights. An officer's removal does not affect the officer's contract rights, if any, with the corporation. An officer's resignation does not affect the officer's contract rights, if any, with the corporation.

                  Section IV.6 Duties of Officers. The officers of the corporation, if and when elected by the board of directors of the corporation, shall have the following duties:

                  (a) Chairman of the Board. The chairman of the board or, in his or her absence, the president, shall preside at all meetings of the board of directors and, in case of absence of the chairman of the board and of the president, the board of directors shall appoint one of their members to preside during such absence or inability.

                  In the absence of the chairman of the board, the powers and duties hereby vested in and imposed upon such person shall be exercised by the President. In the absence of both the chairman of the board and the president, those powers and duties shall be exercised by such officer of the corporation as may have been designated for that purpose by the chairman of the board or the president, as the case may be. If none has been so designated by either thereof, the board of directors shall designate an officer of the corporation to act in such capacity.

                  If the office of the chairman of the board of directors becomes vacant, the powers and duties herein vested in and imposed upon the holder of that office shall be vested in and discharged by the president, and the number of persons constituting the Executive Committee of the board of directors shall be correspondingly decreased while any such vacancy continues.

                  (b) President. The president shall have general executive and administrative powers with respect to the business and affairs of the corporation and shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice to the office of president. The president also shall have and may exercise such powers and duties as may from time to time be assigned or conferred upon him by the board of directors of the corporation.

                  (c) Vice Presidents. The vice presidents of the corporation shall perform such duties and possess such powers as may be directed and delegated by the board of directors. The executive vice president(s) shall rank in priority and in presiding over all other vice presidents; and the senior vice president(s) and group vice president(s) shall rank below the executive vice president(s) but shall rank in priority and in presiding over all other vice presidents.

                  (d) Cashier. The cashier shall have the custody of such property and assets of the corporation as may be entrusted to him or her by the board of directors. In the absence, removal or other disability of the cashier, the chairman of the board or the president shall designate an officer for that purpose who shall perform his or her duties until action by the board of directors or Executive Committee. The cashier shall serve as the secretary of the corporation.

                  The officers of the corporation shall perform such other or additional duties as may be prescribed by the board of directors, a committee of the board of directors, the chairman of the board, or the president.

                  Any office described in Sections 4.6(a)-(d) of this Article IV may, by appropriate resolution adopted by the board of directors, be established in respect of any city or other geographical area in which the corporation transacts business, and the board of directors of the corporation may appoint persons to fill any such office created. In such event, and except as otherwise provided by resolution of the board of directors, the duties and responsibilities assigned to each officer of the corporation also shall constitute the duties and responsibilities of the person serving in a comparable office with respect to any such city or other geographical area, and such persons shall be deemed officers of the corporation, except that, in the latter case, such duties and responsibilities shall be limited to the operations of the corporation in the city or other geographical area with respect to which such person has been so designated. Any person designated by the board of directors to serve as an officer with respect to any city or other geographical area shall be given such title as the board of directors may determine; provided, however, that such titles shall distinguish such persons from those persons holding comparable positions with the corporation.

                  Section IV.7 Compensation. The officers of this corporation shall receive such compensation as may be fixed by the board of directors or, if the board of directors directs, and following advice or consultation with such persons as the board of directors deems appropriate, by the Human Resources Committee.


Article V.        Conveyances, Transfers and Contracts

                  Section V.1 Conveyances, Etc. The chairman of the board or the president is authorized, in his or her discretion, to do and perform any and all corporate and official acts in carrying on the business of the corporation, either of its own or when acting in any fiduciary capacity whatsoever. Each is hereby empowered, in his or her discretion, to appoint all necessary agents or attorneys in fact. The chairman of the board, the president, any vice president designated as executive vice president, senior vice president, group vice president or vice president, or any other officer or agent authorized by the board of directors, or by the Executive Committee or Trust Policy Committee, is also authorized to make, execute and acknowledge all deeds, mortgages, releases, leases, agreements, contracts, bills of sale, assignments, transfers, powers of attorney or of substitution, proxies to vote stock, or any other instrument in writing that may be necessary in the purchase, sale, mortgage, lease, assignment, transfer, management, or handling in any way of any property of any description held or controlled by the corporation, either in its own right or in any fiduciary capacity. The enumeration of particular powers in this section shall not restrict, or be taken to restrict, in any way the general powers and authority herein given to any of said officers.

                  Section V.2 Receipts, Checks, Drafts and Warrants. The chairman of the board, the president, the cashier, or any officer or employee to whom such authority is delegated by any of them, is authorized and empowered to receive and give receipts for money due and payable to the corporation from any source whatever and to sign and endorse checks, drafts and warrants in its name or on its behalf.

                  Section V.3 Trust Department Activities. The chairman of the board, the president, or any vice president designated as executive vice president, senior vice president, group vice president or vice president, including those persons serving in such capacities who also carry the designation of Trust Officer, shall have full power and authority to execute any and all trustee's certificates on behalf of the corporation or any certificate of any character pertaining to any activity or condition in the Asset Management Company (Trust Division) of the corporation; and those officers, and any other officer or employee authorized by the Trust Policy Committee, also shall have full power and authority to sign any acceptance of any trust on behalf of the corporation, to validate bonds, and to take actions on behalf of the corporation acting in any fiduciary capacity, provided that (i) prior approval of the acceptance of any trust, validation of bonds, or taking of other actions shall have been granted by such officers or committees as shall then be authorized by the Trust Policy Committee to grant such approval and (ii) a record of the giving of such approval shall have been made.

                  Section V.4 Seal. The cashier shall have the general custody of the seal of the corporation, and he or she shall have authority to affix the same to any instrument or other writing, and to attest by his or her signature the execution on any instrument or other writing by any authorized officer and the affixing of the seal of the corporation. The cashier may give authority to any other officer to affix the seal of the corporation and to attest by his or her signature the execution of any instrument or other writing by any authorized officer on behalf of the corporation and the affixing of the seal of the corporation. No affixing of the seal of the corporation, and no attesting of the affixing of the seal or of the execution of any instrument or other writing by any authorized officer of the corporation, shall be necessary to the due execution of any such instrument or writing unless otherwise provided by law.


Article VI.       Borrowings

                  Section VI.1 Borrowings; Collateral for Borrowings. With the approval of the board of directors or executive committee, the chairman of the board, the president, any executive vice president, senior vice president, group vice president, or vice president, including those persons serving in such capacities who also carry the designation of Trust Officer, shall have the authority to borrow money, including the authority to pledge and hypothecate any securities or any stocks or bonds, notes, or any property, real or personal, of the corporation as collateral for such loan, and to endorse or guarantee in its name any notes or obligations payable or belonging to the corporation and to execute and acknowledge, any document or instrument required for such purpose or purposes.

                  Section VI.2 Time or Interest Bearing Certificates of Deposit. All time or interest bearing certificates of deposit may be signed by the chairman of the board, the president, any executive vice president, senior vice president, group vice president, vice president or any assistant vice president, the cashier or any employee or employees of the corporation designated by name or by job title or description from time to time by the chairman of the board or the president. The provisions of this section are supplemental to any other provision of these bylaws.

Article VII.      Certificates Representing Shares

                  Section VII.1 Certificates Representing Shares. Certificates representing shares of the corporation shall be in such form as shall be determined by the board of directors and shall be in accordance with the Alabama Business Corporation Act. Such certificates shall be signed either manually or in facsimile by any two of the following officers: the chairman of the board, the president, any vice-president or assistant vice-president, the treasurer or any assistant treasurer, the secretary or any assistant secretary, and may be sealed with the corporate seal or a facsimile thereof. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer at the date of its issue. Each certificate for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number and class of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the board of directors may prescribe.

                  Section VII.2 Legends on Certificates. Any written restriction on the transfer of shares of the corporation must be noted conspicuously on the certificate representing such shares. In addition, if the corporation is authorized to issue shares of more than one class, there shall be set forth upon the face or back of every certificate, or every certificate shall have a statement that the corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued, and if the corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series. Certificates may, but need not, also note restrictions on transfer to certain persons arising under federal and state banking laws.

                  Section VII.3 Transfer of Shares. Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by such person's legal representative, who shall furnish proper evidence of authority to transfer, or by such person's attorney thereunto authorized by power of attorney duly executed and filed with the secretary of the corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes. The corporation may, but shall not be required to, transfer shares of the corporation to any person to whom transfer, the board of directors in its reasonable discretion determines, may be violative of applicable state or federal banking or securities laws.

                  Section VII.4 Lost, Stolen, Destroyed, or Mutilated Certificates. The board of directors may direct a new certificate to be issued in place of any certificate theretofore issued by the corporation alleged to have been lost or destroyed. When authorizing such issue of a new certificate, the board of directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient, and may require such indemnities as it deems adequate, to protect the corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost or destroyed.


Article VIII.     Indemnification of Directors, Officers and Employees

                  Section VIII.1    Indemnification

                  (a) Subject to the limitations stated in this Article VIII, the corporation shall indemnify, to the fullest extent permitted by applicable state or federal law or regulation which may be in effect from time to time, its directors (which shall include, for purposes of this Article VIII, honorary and advisory directors), officers and employees, and any such director, officer or employee of the corporation who is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against liability or other expenses incurred in connection with the defense of any proceeding, or of any claim, issue or matter in such proceeding, in which such director, officer or employee is a party because such person is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation in one of the capacities referred to above. If the amount, extent, or quality of indemnification permitted by law should be in any way restricted after the adoption of these bylaws, then the corporation shall indemnify such persons to the fullest extent permitted by law as in effect at the time of the occurrence of the omission or the act giving rise to the claimed liability with respect to which indemnification is sought.

                  (b) In connection with indemnification of directors, officers and employees pursuant to Section VIII.8.1(a) of these bylaws, the corporation shall advance expenses to such persons as and to the extent permitted by applicable law or regulation.

                  (c) In addition to the conditions under which indemnification and advancement of expenses by the corporation are permitted under the Alabama Business Corporations Act and other applicable state or federal law or regulation (which conditions are incorporated herein by this reference), the indemnification and advancement of expenses otherwise provided by this Article VIII also shall not be made by the corporation if, in the judgment of the corporation, the director, officer, employee, agent or other person has not cooperated with the corporation in its dealing with any such proceeding, or any claim, issue or matter in such proceeding. If requested by the corporation, the director, officer, employee, agent or other person shall assist in investigations and in the conduct of suits, including attending hearings and trials and giving evidence in connection therewith.

                  (d) The indemnification and advancement of expenses pursuant to this Article VIII shall be in addition to, and not exclusive of, any other right that the person seeking indemnification may have under these bylaws, the articles of incorporation of the corporation, any separate contract or agreement or applicable law.

                  Section VIII.2 Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, partner, trustee, employee or agent of the corporation, or any person who is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under applicable law.

                  Section VIII.3 Survival of Right. Any right to indemnification or advancement of expenses provided by or granted pursuant to this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent or to serve as a director, officer, partner, trustee, employee or agent of such other foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of the heirs, executors, administrators and personal representatives of such a person. Any repeal or modification of this Article VIII which serves to restrict or lessen the rights to indemnification or advancement of expenses provided by this Article VIII shall be prospective only and shall not lessen the right to indemnification or advancement of expenses existing at the time of such repeal or modification with respect to liabilities arising out of claimed acts or omissions occurring prior to such repeal or modification.


Article IX.       General

                  Section IX.1 Fiscal Year. The fiscal year of the corporation shall be December 31.

                  Section IX.2 Surplus; Restriction of Dividends. The corporation shall transfer to surplus each year at least ten percent (10%) of its net earnings until the surplus of the corporation shall be equal to at least twenty percent (20%) of its capital, and the corporation shall not declare or pay a dividend in excess of ninety percent (90%) of its net earnings until the surplus of the corporation shall be equal to at least twenty percent (20%) of the capital. Thereafter, the board of directors, from time to time, may declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law; provided, however, that prior written approval of the Superintendent of Banks of the State of Alabama shall be required if the total of all dividends declared by the corporation in any calendar shall exceed the total of the corporation's net earnings of that year combined with its retained net earnings of the preceding two years, less any required transfers to surplus. No dividends, withdrawals, or transfers may be made from the corporation's surplus without the prior written approval of the Superintendent of Banks of the State of Alabama.

                  For the purposes of this Section 9.2, the terms "net earnings" shall mean the remainder of all earnings from current operations plus actual recoveries on loans and investments and other assets, after deducting from the total thereof all current operating expenses, actual losses, and all federal, state and local taxes.

                  Section IX.3 Checks. All checks or demands for money and notes of the corporation shall be signed by an officer of the corporation or by an agent authorized by the board of directors.

                  Section IX.4 Corporate Seal. The board of directors shall select a corporate seal which shall have inscribed thereon the name of the corporation, the words "Alabama" and "Banking Corporation," and such seal may include the date of incorporation of the corporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

                  Section IX.5 Voting of Corporation's Securities. Unless otherwise ordered by the board of directors, the chairman of the board, the president, any vice-president or the secretary, or such other officer as may be designated by the board of directors to act in the absence of the chairman of the board, the president, any vice-president or the secretary, shall have full power and authority on behalf of the corporation to attend and to act and to vote, and to execute a proxy or proxies empowering others to attend and to act and to vote, at any meetings of security holders of any corporation in which the corporation may hold securities, and at such meetings the chairman of the board, the president, or such other officer of the corporation, or such proxy shall possess and may exercise any and all rights and powers incident to the ownership of such securities, and which as the owner thereof the corporation might have possessed and exercised, if present. The secretary or any assistant secretary may affix the corporate seal to any such proxy or proxies so executed by the chairman of the board, the president, or such other officer, and attest the same. The board of directors by resolution from time to time may confer like powers upon any other person or persons.

                  Section IX.6 Loans, Gifts, Favors, Etc. to Banking Department Employees from the Corporation, Employees, Etc., Prohibited. No officer, agent, director, or employee of the corporation shall offer or give to an employee of the Alabama State Banking Department, or such employee's family, a gift, favor, or service or promise of future employment. Expenses associated with social occasions afforded such employees shall not be deemed a thing of value within the meaning of this Section 9.6 or prohibited hereby. No Alabama State Banking Department employee shall, either directly or indirectly, be allowed to have a pecuniary interest in or loan from the corporation. Nothing herein shall be construed to prohibit the Superintendent of Banks of the State of Alabama or a State of Alabama Banking Department employee from owning a certificate of deposit in the corporation, however, no preferential rate shall be granted.

                  Section IX.7 Semi-Annual Report. The corporation shall make to the Superintendent of Banks of the State of Alabama, on the call of the Superintendent of Banks of the State of Alabama for such report, not less than two (2) reports during each year according to the form which may be prescribed by the Superintendent of Banks of the State of Alabama. Such report shall be verified by the oath or affirmation by the president, secretary and by at least three directors of the corporation to be correct to the best of their knowledge and belief of each. Each report required above shall exhibit in detail and under appropriate headings the resources and liabilities of the corporation at the close of business on any past date specified by the Superintendent of Banks of the State of Alabama, not more than five (5) days prior to the issue of the Superintendent of Banks of the State of Alabama's call, and the report shall be published once by the corporation in the newspaper of general publication in the corporation's location. Proof of such publication shall be furnished by the corporation to the Superintendent of Banks of the State of Alabama in such manner as may be prescribed by him, including the clippings of the reports as published in the newspaper.

                  Section IX.8 Loans. The corporation shall not make any loans to its officers, director or employees, except as provided for by the Alabama Banking Code and Regulation O of the Federal Reserve Board, as each may be amended from time to time. Any such loan must comply with the requirements of the Federal Reserve Board or The Federal Deposit Insurance Corporation, as applicable. The corporation shall not make any loan to any one person which, when combined with all other loans to such person, would cause the total loans to that person to exceed the limits provided for in Section 5-5A-22 of the Alabama Banking Code, as it may be amended from time to time.

                  Section IX.9 Bonds. The directors shall require bonds, either individual or in blanket form, from each and every officer and employee handling money, checks, securities or other valuable papers of the corporation, such bond to be made by a bonding company authorized to make such bonds in the State of Alabama to be approved by the board of directors and to be in such form as may be approved by the Superintendent of Banks of the State of Alabama. The Superintendent of Banks of the State of Alabama or the board of directors of the corporation may require an increase of the amount of such bond or other additional bond and securities, when he or they deem it necessary for the better protection of the bank and its depositors. Directors, as such, shall not be required to give bond.

                  Section IX.10 Purchase of Corporate Stock. The corporation shall not make any loan taking its own stock as security therefor or directly or indirectly purchase shares of its own stock, except in pursuance of the provisions of law for reducing its capital stock. The corporation shall not subscribe for or own capital stock in any other bank, except in the usual course of business in payment of an indebtedness or in order to prevent a loss on a debt owing to it and the corporation must sell said stock within one (1) year from the time the same is acquired, unless this time period is extended by the Superintendent of Banks of the State of Alabama.

                  Section IX.11 Articles of Incorporation. To the extent that these bylaws may be inconsistent with the articles of incorporation of the corporation, as may be amended from time to time, the provisions of the articles of incorporation shall control.

Article X.        Amendment of Bylaws

                  Section X.1      Amendment by Board of directors or
Shareholders.

                  (a) The board of directors may amend or repeal the corporation's bylaws unless:

                           (9)      the articles of incorporation or the Alabama
Business Corporation Act reserve this power exclusively to the shareholders in whole or in part; or

                           (10)     the shareholders in amending or repealing a
particular bylaw provide expressly that the board of directors may not amend or repeal that bylaw.

                  (b) The shareholders may amend or repeal the bylaws even though the bylaws may also be amended or repealed by the board of directors.

                  Section X.2 Bylaw Increasing Quorum or Voting Requirement for Shareholders.

                  (a) If authorized by the articles of incorporation, the shareholders may adopt or amend a bylaw that fixes a greater quorum or voting requirement for shareholders (or voting groups of shareholders) than is required by the Alabama Business Corporation Act. The adoption or amendment of a bylaw that adds, changes, or deletes a greater quorum or voting requirement for shareholders must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

                  (b) A bylaw that fixes a greater quorum or voting requirement for shareholders under subsection (a) may not be adopted, amended, or repealed by the board of directors.

                  Section X.3 Bylaw Increasing Quorum or Voting Requirement for Directors.

                  (a) A bylaw that fixes a greater quorum or voting requirement for the board of directors may be amended or repealed:

                           (11) if originally adopted by the shareholders, only by the shareholders;

                           (12) if originally adopted by the board of directors, either by the shareholders or by the board of directors.

                  (b) A bylaw adopted or amended by the shareholders that fixes a greater quorum or voting requirement for the board of directors may provide that it may be amended or repealed only by a specified vote of either the shareholders or the board of directors.

                  (c)      Action by the board of directors under subsection
(a)(2) to adopt or amend a bylaw that changes the quorum or voting requirement for the board of directors must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.


Article XI.       Emergency Preparedness Program

                  In the event of the destruction of properties, personnel and records of the corporation, to the extent that continued operation of the corporation is not reasonably possible, provisions in various resolutions hereafter adopted by the board of directors with reference to emergency operations shall become effective and continue to be in effect until conditions warrant the reestablishment of operations.

                                HISTORY OF BYLAWS



                  Initial adoption June 6, 2000.

ITEM 16, #6


                               CONSENT OF TRUSTEE


Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue of BellSouth Corporation Debt Securities under Indenture dated August 15, 2001, we hereby consent that reports of examination by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                          SOUTHTRUST BANK

                                          BY:/s/THOMAS E. CLOWER
                                             --------------------------------
                                               THOMAS E. CLOWER
                                               VICE PRESIDENT AND TRUST OFFICER


DATED: OCTOBER 17, 2001

Item 16, #7


         Federal Reserve Bank

         REPORT OF CONDITION

         Consolidating domestic and foreign subsidiaries of the

         SOUTHTRUST BANK, state member bank, of BIRMINGHAM in the state of ALABAMA, at the close of business on June 30, 2001. This report is required by law: 12 U.S.C. ss324 (State member banks). FDIC certificate number 00849 for the Federal Reserve Bank of Atlanta district.

         Statement of Resources and Liabilities

10/15/2001 - SouthTrust Bank - Certificate Number 00849                FFIEC 031
                                                                       Page RC-1
Consolidated Report of Condition for Insured Commercial                   [11]
and State-Chartered Savings Banks for June 30, 2001

All schedules are to be reported in thousands of dollars.
Unless otherwise indicated report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet


                                                                       Dollar Amounts in Thousands    RCFD    Bil    Mil    Thou
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
1.  Cash and balances due from depository institutions (from
    Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin(1)........................................  0081           1,074,208 1.a.
    b. Interest-bearing balances(2).................................................................  0071               1,081 1.b.
2.  Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A)...................................  1754           1,454,623 2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D).................................  1773           8,513,073 2.b.
3.  Federal funds sold and securities purchased under agreements to resell..........................  1350               4,593 3.
4.  Loans and lease financing receivables (from Schedule RC-C):
    a. Loans and leases held for sale...............................................................  5369             447,117 4.a.
    b. Loans and leases, net of unearned income................................... B528   32,323,937                           4.b.
    c. LESS: Allowance for loan and lease losses.................................. 3123      452,905                           4.c.
    d. Loans and leases, net of unearned income and allowance (item 4.b minus
4.c)..................  8529          31,861,032 4.d.
5.  Trading assets (from Schedule RC-D).............................................................  3545                   0 5.
6.  Premises and fixed assets (including capitalized leases)........................................  2145             773,615 6.
7.  Other real estate owned (from Schedule RC-M)....................................................  2150              37,620 7.
8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)........  2130                   0 8.
9.  Customers' liability to this bank on acceptances outstanding....................................  2155              18,625 9.
10. Intangible assets:
    a. Goodwill.....................................................................................  3163             559,800 10.a.
    b. Other intangible assets (from Schedule RC-M).................................................  0425              46,800 10.b.
11. Other assets (from Schedule RC-F)...............................................................  2160           1,723,890 11.
12. Total assets (sum of items 1 through 11)........................................................  2170          46,615,977 12.

----------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

10/15/2001 - SouthTrust Bank - Certificate Number 00849               FFIEC 031
                                                                      Page RC-2
                                                                         [12]

Schedule RC - Continued

                                                                     Dollar Amounts in Thousands         Bil Mil Thou
-------------------------------------------------------------------------------------------------        --- --- ----
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from                                 RCON
       Schedule RC-E, part I).................................................................... 2200    27,339,871  13.a
       (1) Noninterest-bearing(1)....................................RCON  6631         2,249,416                     13.a.(1)
       (2) Interest-bearing..........................................RCON  6636        25,090,255                     13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                              RCON
       (from Schedule RC-E, part II)............................................................. 2200     2,707,993  13.b
       (1) Noninterest-bearing.......................................RCFN  6631                 0                     13.b.(1)
       (2) Interest-bearing..........................................RCFN  6636         2,707,993 RCFD                13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase................... 2800     6,264,314  14.
15. Trading liabilities (from Schedule RC-D)..................................................... 3548             0  15.
16. Other borrowed money (includes mortgage indebtedness and obligations under
    capitalized leases) (from Schedule RC-M)..................................................... 3190     5,095,207  16.
17. Not applicable
18. Bank's liability on acceptances executed and outstanding..................................... 2920        18,625  18.
19. Subordinated notes and debentures(2)......................................................... 3200       881,213  19.
20. Other liabilities (from Schedule RC-G)....................................................... 2930       643,033  20.
21. Total liabilities (sum of items 13 through 20)............................................... 2948    42,750,056  21.
22. Minority interest in consolidated subsidiaries............................................... 3000             0  22.
EQUITY CAPITA
23. Perpetual preferred stock and related surplus................................................ 3838             0  23.
24. Common stock................................................................................. 3230         9,007  24.
25. Surplus (exclude all surplus related to preferred stock)..................................... 3839      1,858,488 25.
26. a. Retained earnings......................................................................... 3632      1,937,735 26.a
    b. Accumulated other comprehensive income(3)................................................. B530         50,691 26.b
27. Other equity capital components(4)........................................................... A130              0 27.
28. Total equity capital (sum of items 23 through 27)............................................ 3210      3,865,921 28.
29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)....... 3300     46,615,977 29.





                              I, Brenda B. Rimmer, Vice President and Regulatory Reporting Manager of SouthTrust Bank, do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                              /s/ Brenda B. Rimmer
                              --------------------------------------------------
                              Brenda B. Rimmer


                             October 15, 2001
                             ---------------------------------------------------
                             Date